FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 29, 2024

Date of Report (date of earliest event reported)

Pegasus Digital Mobility Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-40945	98-1596591
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

71 Fort Street George Town Grand Cayman Cayman Islands	KY1-1106 (Zip Code)
(Address of principal executive offices)

+1345 769-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one redeemable Warrant	PGSS.U	New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	PGSS	New York Stock Exchange
Redeemable Warrants, each exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	PGSS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreements.

Pegasus Digital Mobility Acquisition Corp. (the “Company”), Pegasus Digital Mobility Sponsor LLC (the “Sponsor”), and Pegasus TopCo B.V. ("TopCo") entered into a serious of non-redemption and investment agreements (the “Investment Agreements”).

As of the date of this report, the Company, the Sponsor and TopCo have entered into Investment Agreements in relation to a total committed capital of approximately USD 26 million. The investment capital includes investments from several institutional investors and USD 8.6 million by the Sponsor (offset against promissory notes and other debt due to the Pegasus Digital Mobility Sponsor LLC, the sponsor of the Company (the "Sponsor")).

As of the date of this report, the Company, TopCo, StratCap Investment Management, LLC ("StratCap") and Gebr. Schmid GmbH ("Schmid") entered into a warranty agreement in which StratCap guaranteed a reduction in the total indebtedness of Pegasus and TopCo remaining at the closing of the Business Combination (or converted to shares of TopCo at closing) will not exceed USD 7.4 million of which USD 2.75 million are deferred by nine months from the closing (or earlier if TopCo enters into a loan agreement for more than EUR 10 million). In addition, StratCap agreed to provide a loan of USD 2.35 million to TopCo within 30 days after closing of the Business Combination repayable within 12 months after closing (or earlier if TopCo enters into a loan agreement for more than EUR 10 million). Further, the parties to the warranty agreement agreed that the Sponsor shall transfer a further 2 million warrants to Christian Schmid and Anette Schmid when a loan agreement for more than EUR 10 million is concluded.

A copy of the warranty agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms are incorporated by reference herein. A copy of the amendment to the warrant transfer agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms are incorporated by reference herein.

As of the date of this report, the parties to the Business Combination Agreement have entered into a Waiver of Closing Conditions to the Business Combination Agreement (the “Waiver”) to waive the minimum cash condition stipulated under Clause 10.1 (e) of the Business Combination Agreement, dated as of May 31, 2023 (as amended by that First Amendment to Business Combination Agreement dated as of September 26, 2023 and that Second Amendment to Business Combination Agreement dated as of January 29, 2024 and as it may be further amended from time to time, the “Business Combination Agreement”).

In the Waiver the parties also announce the satisfaction or waiver of all conditions to closing of the Business Combination Agreement. As a result thereof, the closing of the business combination is now expected to be on April 30, 2024.

A copy of the Waiver is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms are incorporated by reference herein.

As of the date of this report, EarlyBirdCapital, LLC, TopCo and the Company entered into an amendment agreement to agree that the total fee amount payable to EarlyBirdCapital, LLC by Pegasus is reduced to USD 962,250 payable at the closing of the Business Combination.

A copy of the EarlyBirdCapital amendment agreement is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms are incorporated by reference herein.

As of the date of this report, the Company, TopCo and the Sponsor entered into an agreement to remove the lock-up from 1,375,000 Class B shares held by certain anchor investors (such Class B shares are converted to Class A shares at closing) who invested in the IPO of the Company in 2021, in order to increase the freefloat of the Company.

A copy of the agreement to remove the lock-up is filed with this Current Report on Form 8-K as Exhibit 10.5 and the terms are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 22, 2024, Pegasus held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 77.36% of all outstanding shares were present (7,832,696 shares) of which there was one vote abstaining and 7,832,695 shares voting in favor of the proposals in the F-4 registration statement/proxy statement filed by TopCo.

The shareholders approved (i) the Business Combination Agreement, pursuant to which the Business Combination and the transactions contemplated thereby are to occur, (ii) the Plan of Merger and the transactions contemplated thereby (the “Merger Proposal”); and (iii) certain material provisions in the amendment of the articles of association of TopCo presented.

Item 8.01	Other Events.

The board of TopCo, once it is converted into an N.V. and renamed SCHMID Group N.V. will consist of 6 members. As previously disclosed, Sir Ralf Speth will join the board as the chairman of the board alongside board members Stefan Berger, Boo-Keun Yoon and Christian Brodersen, and the majority owners of the Group, Anette Schmid and Christian Schmid.

Additional Information

In connection with the proposed Business Combination, (i) Pegasus TopCo B.V. has filed with the SEC a definitive proxy statement relating to the proposed Business Combination (the "Definitive Proxy Statement") and has mailed the Definitive Proxy Statement and other relevant materials to its shareholders after the Registration/Proxy Statement was declared effective on March 28, 2024. The Registration/Proxy Statement contains important information about the proposed Business Combination and the other matters to be voted upon at a meeting of Pegasus shareholders to be held to approve the proposed Business Combination. This press release does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Before making any voting or other investment decisions, securityholders of Pegasus and other interested persons are advised to read the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Pegasus, Schmid, Strategic Capital and their respective directors, executive officers and other members of their management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Pegasus's shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Pegasus's shareholders in connection with the proposed Business Combination will be set forth in Registration Statement/Proxy Statement and Definitive Proxy Statement when such are filed with the SEC. Shareholders, potential investors and other interested person should read the Registration Statement/Proxy Statement and Definitive Proxy Statement carefully when such becomes available before making any voting or investment decisions.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Pegasus's and Schmid's actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Pegasus's and Schmid's expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, sell or exchange nor a solicitation of an offer to sell, subscribe for or buy or exchange any securities or the solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor will there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits

Exhibit Number

10.1	Warranty Agreement dated April 29, 2024
10.2	Amendment to the Warrant Transfer Agreement dated April 29, 2024
10.3	Waiver of the minimum cash condition and confirmation of closing conditions dated April 29, 2024
10.4	Amendment Letter to Engagement Letter with EarlyBirdCapital, LLC dated April 29, 2024
10.5	Agreement to remove the lock-up from IPO anchor investors dated April 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2024	Pegasus Digital Mobility Acquisition Corp.

	By:	/s/ F. Jeremey Mistry
	Name:	F. Jeremey Mistry
	Title:	Chief Financial Officer and Secretary